NASDAQ: FCBC

June 2011

First Community Bancshares, Inc.

www.fcbinc.com

Forward-Looking Disclosures

This presentation may include forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company's Securities and Exchange Commission reports, including but not limited to the Annual Report on Form 10-K for the most recent year ended. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements contained within this presentation.

First Community Bancshares Overview


First
Community
Bank

Investment Highlights

- **A $2.2 billion VA, WV, NC and TN branch franchise**
  - 138 years of continuous operation
  - Strong history of core earnings and dividend payments
  - Robust market share in legacy markets and attractive expansion into growth markets
  - Positioned as regional consolidator
  - Legacy markets benefit from both economic stability and limited real estate price volatility
- **Strong culture of management and employee ownership**
  - Established and experienced management team with average tenure of 17 years
  - Insider ownership of 7%
- **True retail franchise generating low cost core deposits**
  - Over 117,750 customer accounts with Q1 2011 average cost of all funds of 1.39%, below peer average of 1.43%

Investment Highlights

- **Exceptional balance sheet profile**
- **Conservative credit culture; avoidance of "exotic"/subprime products**
- **Strong loan quality**
  - NPLs/Loans of 1.94% March 31, 2011 *
  - NPAs/Assets of 1.44% March 31, 2011*
  - NCOs/Avg. Loans of 0.47% for 2011 YTD
- **Strong pre-tax, pre-provision core income**
- **Resilient net interest margin of 3.96% for Q1 2011 and 3.90% for 2010**
- **Strong non-margin, fee-based revenue diversification**

* **Includes restructured loans**

FCB Company Culture

- **Foundation in consistent performance, return to shareholders, operational efficiency and solid credit culture**

- **Culture a key factor in our strength, our customer appeal, and the perception among merger partners as a preferred acquirer.**

- **Key elements differentiating FCB from others:**
  - Exemplary performer in community bank arena as compared to peers
  - Full service holistic offering comparable to larger banks
  - Commitment to putting our customers in services they can afford/need
  - No subprime or exotic products
  - Employment of seasoned professionals from local communities, whose primary focus is to understand, uncover and meet customer needs

Current Franchise Overview: Branch Map

- 67 locations across four states (Virginia, West Virginia, North Carolina, and Tennessee)
- Attractive mix of urban growth and stable suburban legacy markets
- Full service, offering financial partnership with our customers
- Strong growth from organic and acquisition strategies
  - 7.8% 10-year asset CAGR
- Expanding wealth and insurance lines of business
- Unique and attractive financial alternative between small community banks with limited services and impersonal regional and national banks
- Attract new deposit relationships from big bank fallout and weakened players



Legacy Markets
Bridgeport
Charleston
Charlottesville
Roanoke
Richmond
Norfolk
Johnson City
Winston-Salem
Raleigh
Charlotte
Greenville
Columbia

Current Franchise Overview: Growth Markets

Winston-Salem, NC

- MSA population of 480,000
- Unemployment at 9.1%
- Large employers include Wake Forest University and Baptist Hospital, Novant Health, RJ Reynolds, and Hanes

Johnson City, Tennessee

- Recently installed local management team , 42 years combined banking experience
- MSA population of 510,000
- Large employers include Eastman Chemical, American Water Heater, and Epic Technologies
- Home to East Tennessee State University and its medical college
- Ranked 9th best smaller metro by Forbes
- Unemployment at 8.8%

Mooresville, NC

- Bedroom community for Charlotte
- Affluent Lake Norman community
- Large employers include Lowe's and Ingersoll Rand
- Home to many NASCAR race teams

Richmond, Virginia

- MSA population of 1.25 million
- Home to 10 Fortune 1000 companies
- Unemployment decreased to 6.6%
- Large employers include VCU, Capital One, HCA, Dominion Resources, and Altria

Current Franchise Overview: Market Demographics and Position

- **Legacy Markets**
  - 37 branches
  - Over $1.1 billion in deposits
  - 12 of 15 counties with top 5 market rank
  - Five year projected population change flat (+0.12%)
  - Five year projected average household income increase of 10.0%

- **Growth Markets**
  - 21 branches
  - $449 million in deposits
  - Five year projected population change of 8.58%
  - Five year projected average household income increase of 13.4%

Key Franchise Differentiator: Retail Franchise with Core, Low Cost Deposits

Deposit Composition as of March 31, 2011



Time Jumbo 16.6%
IRA 4.9%
IRA Jumbo 1.6%
Demand 13.6%
Interest-Bearing Demand 17.5%
Time 20.1%
Savings 25.7%

Account Balances as of March 31, 2011	Accounts	Balance	Period End W.A.R.
Demand	33,155	$222,072	0.00%
Interest-Bearing Demand	37,820	287,006	0.30%
Savings	24,957	420,481	0.32%
Total DDA	95,932	929,559	0.24%
Time	15,961	329,338	1.62%
Time Jumbo	1,434	271,868	1.83%
IRA	4,284	79,585	2.00%
IRA Jumbo	149	26,667	2.51%
Total Non-DDA	21,828	707,458	1.78%
Total Retail Funds	117,760	$1,637,017	0.90%

- Over 117,750 customer accounts
- No brokered deposits
- Stable deposit base in legacy markets
- Significantly lower cost of deposits than regional and nationwide peers

Strategic Priorities

- **Substantial growth opportunity**
  - Targeted strategic bank acquisitions
    - Fill in primary markets
    - Attractive price levels
  - FDIC-assisted transactions
    - Possible larger transactions
    - Primary and secondary markets
- **Build presence in mid-Atlantic region**
  - Capitalize on in-market transactions
  - Enhance marketing capabilities
- **Continue diversification of revenues**
  - Acquisition of insurance agencies
    - Populate primary markets
    - Achieve greater integration with bank services
  - Build wealth management organically
- **Build premier financial services firm**
  - Capability with community bank flavor
- **Refine, integrate, and polish service levels and processes**
- **Enhance customer solutions capability**

FDIC Opportunities

- Objectives
  - One or more transactions within our primary or secondary markets
  - Lead growth / improve market presence
  - Accretion to EPS
- Planning and Process
  - Developed integration plan using internal and external resources
  - Participated in multiple due diligence sessions and submitted one non-winning bid
- Five-state field of opportunity
  - Able to cast a wide net for strategic and fill-in acquisitions

FDIC Opportunities

- **Why will we be successful?**
  - Strong partner, appealing philosophy & culture
  - Well-suited geographically
  - History as an integrator
  - Completed 25 deals in 27 years
  - Two healthy bank transactions in the last 25 months
  - High number of emerging opportunities

Loan Portfolio: Diversified Portfolio with Strong Loan Quality

- Strong loan quality
  - NPLs / Net Loans at March 31, 2011, of 1.94% (Includes TDR's)
  - Total delinquency of 2.23%
- Geographically diversified portfolio across the region
- Highly Granular:
  - Avg Comm Loan $173 thousand
  - Avg Retail Loan $35 thousand
- Top 10 loans in portfolio represent less than 4.74% of total portfolio
- Stable residential real estate portfolio (47.7% of total loans) in markets with limited price increases through the expansion cycle
- Limited C&D exposure (6.0% as compared to 16.4% for peers)

Loan Composition at March 31, 2011



Consumer Loans 4.6%
Construction - - commercial 2.2%
Land Development 0.4%
Other Land Loans 1.7%
Owner-occupied Construction 1.6%
Commercial & Industrial 7.8%
Multi-family Residential 5.5%
Non-farm, Non-residential 24.9%
Family Residential Mortgage 39.8%
Home Equity Lines 8.0%
Farmland 3.4%
Agricultural 0.1%

Commercial Real Estate Portfolio

(In Thousands)	Legacy WV/ SWVA	NC SC	Eastern VA	TN	Other	Total
Shopping Center	$ 10,812	$ 4,662	$ 300	$ 3,852	$ -	$ 19,626
Retail Stand Alone	45,251	35,513	13,903	7,755	850	103,272
Office -- Medical	8,252	1,682	298	688	-	10,920
Office -- Professional	27,974	25,982	31,133	5,516	519	91,124
Industrial	14,471	15,867	8,170	6,646	230	45,384
Healthcare	5,585	-	-	-	-	5,585
Hotel	14,245	10,215	4,961	-	-	29,421
Church	6,283	6,784	526	340	759	14,692
Other	5,685	15,857	2,098	1,208	81	24,929
Total	$ 138,558	$ 116,562	$ 61,389	$ 26,005	$ 2,439	$ 344,953

(Excludes multi-family)

- **The Company holds 1,219 CRE Loans with an average balance of $283 thousand; the remaining average term of the portfolio is 48 months and 24% of the loans are floating rate**
- **The CRE loan book is geographically diversified with the three largest market areas being: Legacy 38.5%, NC/SC 35.3% and Eastern VA 17.4%**
- **The top 10 CRE loans represent 13.52% of the CRE portfolio**

Asset Quality Ratios

Non-Performing Loans / Total Loans



FCBC
Peer
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
0.35%
0.99%
1.39%
1.49%
3.63%
2.06%
5.22%
1.94%
4.87%
2007
2008
2009
2010
Q1 11

Net Charge-Offs / Average Loans



FCBC
Peer
2.00%
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.19%
0.12%
0.45%
0.30%
0.70%
1.12%
1.97%
0.47%
1.49%
2007
2008
2009
2010
Q1 11

Reserves / Non-Performing Loans



FCBC
Peer
450
400
350
300
250
200
150
100
50
-
405
281
138
99
116
57
92
48
99
44
2007
2008
2009
2010
Q1 11

Reserves / Total Loans



FCBC
Peer
2.20%
2.00%
1.80%
1.60%
1.40%
1.20%
1.00%
1.13%
1.21%
1.05%
1.19%
1.40%
1.73%
1.88%
1.90%
2.15%
1.92%
2.18%
2006
2007
2008
2009
2010
Q1 11

Peers include publicly traded banks with assets between $1 and $4 billion in NC, SC, East TN, VA, and WV (BNCN, CBKN, CFNL, CHCO, CWBS, EVBS, FBNC, FFCH, FNBN, FSGI, GRNB, HMPR, NBBC, PEBK, PFBI, SCBT, SCMF, SMMF, STEL, TOWN, UBSH, VCBI, YAVY)

Source: SNL Financial and Company filings through June 10, 2011

Summary of 1Q 2011 Earnings

	Three Months Ended March 31, 2011	2010	Change
Net Interest Income	$ 18,275	$ 18,619	-1.8%
Provision for Loan Losses	1,612	3,665	-56.0%
Net Interest Income (after provision)	16,663	14,954	11.4%
Net Impairment Losses	(527)	-	NM
Other Income	10,026	8,578	16.9%
Total Noninterest Income	9,499	8,578	10.7%
Salaries and employee benefits	9,129	7,969	14.6%
FDIC costs	878	701	25.2%
Other Noninterest Expense	8,056	7,402	8.8%
Total Noninterest Expense	18,063	16,072	12.4%
Tax Expense	2,348	2,182	7.6%
Net Income	5,751	5,278	9.0%
Dividends on Preferred Stock	-	-	
Net Income Available to Common Shareholders	5,751	5,278	9.0%
EPS (diluted)	$ 0.32	$ 0.30	6.7%

- **Reported net income of $5.75 million**
- **Provision for loan losses was $1.61 million**

Balance Sheet Summary

	March 31, 2011	December 31, 2010	Change
Cash & Securities	$ 610,956	$ 596,890	2.36%
Total Loans	1,378,299	1,390,900	-0.91%
Allowance for Loan Losses	26,482	26,482	0.00%
Total Loans (net)	1,351,817	1,364,418	-0.92%
Other	278,207	282,930	-1.67%
Total Assets	**2,240,980**	**2,244,238**	**-0.15%**
Noninterest Bearing Deposits	222,072	205,151	8.25%
Interest Bearing Deposits	1,414,945	1,415,804	-0.06%
Total Deposits	1,637,017	1,620,955	0.99%
Short-term Borrowings	139,472	140,894	-1.01%
Long-term Borrowings	166,186	191,193	-13.08%
Other	20,459	21,318	-4.03%
Equity	277,846	269,878	2.95%
Total Liabilities & Equity	**2,240,980**	**2,244,238**	**-0.15%**

- **Short and long term borrowings have decreased 8.0% since year end 2010**
- **Stockholders' equity has grown 3.0%**

Financial Performance Highlights: Efficiency, Cost of Funds, Net Interest Margin

Efficiency



75%
70%
65%
60%
55%
50%
FCBC
Peer
51.40%
62.20%
59.23%
65.58%
59.23%
66.49%
61.90%
65.88%
62.27%
72.92%
2007
2008
2009
2010
Q1 11

Cost of Funds



3.50%
3.25%
3.00%
2.75%
2.50%
2.25%
2.00%
1.75%
1.50%
1.25%
1.00%
FCBC
Peer
3.14%
3.46%
2.46%
2.85%
1.97%
2.08%
1.50%
1.60%
1.30%
1.30%
2007
2008
2009
2010
Q1 11

Net Interest Margin



4.25%
4.00%
3.75%
3.50%
3.25%
3.00%
FCBC
Peer
3.80%
4.06%
3.88%
3.61%
3.74%
3.38%
3.90%
3.65%
3.96%
3.72%
2007
2008
2009
2010
Q1 11

Peers include publicly traded banks with assets between $1 and $4 billion in NC, SC, East TN, VA, and WV (BNCN, CBKN, CFNL, CHCO, CWBS, EVBS, FBNC, FFCH, FNBN, FSGI, GRNB, HMPR, NBBC, PEBK, PFBI, SCBT, SCMF, SMMF, STEL, TOWN, UBSH, VCBI, YAVY)
Source: SNL Financial and Company filings through June 10, 2011

Investment Portfolio: Composition

- **Total investment portfolio is $435.57 million**

Total Investment Portfolio
March 31, 2011


MBS - Non-Agency Alt-A $12,220
Equities $617
U.S. Gov't Agency $9,730
Muni's $151,696
MBS - Agency $215,979
Pooled TRUPS $560
Single-issue TRUPS $44,767

Single issue TRUPS include BAC, JPM, STI, WFC, and NTRS

Recent Preferred Capital Offering

- $18.921 million offering closed May 20, 2011
- Non-cumulative convertible preferred
- 6% dividend rate
- $1,000 liquidation value convertible into 69 shares of common stock – total of 1.31 million shares
- Friends and family
- Callable after three years
- Mandatory convert after five years
- Increases if-converted TBV per share to $10.73

Attractive Valuations

- Using a comparable peer group of high-performing banks in the southeast, FCBC is an attractively priced name
  - Peer group consists of $2 - $5 billion banks in SE with TCE > 6% and NPA's <5%

	Leverage Ratio	TCE/ TA	ROAA	ROAE	NIM	Efficiency	NPA's/ Assets	Reserves/ Loans	Price/ 2011 Est EPS	Price/ 2012 Est EPS
Comparable Peer Group	10.6	9.1	0.7	6.5	3.9	64.0	3.0	1.7	15.6	13.5
FCBC	10.5	9.6	1.0	8.4	3.9	64.0	1.4	1.9	12.3	10.6

- FCBC shows strong returns and asset quality measures versus the group, but trades at a significant discount to peer forward EPS pricing.

Comparable peer group consists of ABCB, CARE, CFNL, CHCO, CSFL, FBNC, HOMB, OZRK, PNFP, RNST, SCBT, SFNC, STBZ, STEL, TOWN. FCBC Leverage and TCE/TA pro forma for May offering on an if-converted basis. Pricing as of June 17, 2011. Source SNL.

Why buy FCBC?

- A $2.24 billion VA, WV, NC and TN branch franchise
  - Robust market share in legacy markets and attractive expansion into growth markets
- Positioned as regional consolidator
  - Growth plan via strategic and opportunistic FDIC-assisted deals
- True retail franchise generating low cost core deposits
  - Over 117,750 customer accounts
- Exceptional loan quality
  - Low NPLs / Loans of 2.06% at March 31, 201 1*
  - NPA's to total assets of 1.50% at March 31, 2011 *

* Includes restructured loans

Why buy FCBC?

- Strong pre-tax, pre-provision core income
- Resilient net interest margin of 3.90% for 2010
- Strong non-margin, fee-based revenue diversification
- Strong dividend yield at 2.8%
- Positioned to emerge as one of the strongest players in the region and build one of the best franchises in the Mid-Atlantic
- Attractive valuation on forward earnings potential

Supplemental Information

Non-GAAP Reconciliation of Core Earnings

Appendix A

	2007	2008	2009	2010	Q1 11
Net income available to common shareholders	$ 29,632	$ 1,699	$ (40,856)	$ 21,847	$ 5,751
Securities gains	(411)	(1,899)	11,673	(8,273)	(1,836)
Other-than-temporary impairments	-	29,974	78,863	185	527
Acquisition gains	-	-	(4,493)	-	-
Amortization of intangibles	467	689	1,028	1,032	259
Prepayment penalties	-	1,647	88	-	471
Merger-related expenses			1,726	-	-
Goodwill impairment	-	-	-	1,039	-
Other non-core items	-	-	763	4	-
Tax effect	(22)	(11,860)	(35,254)	2,255	217
Core net income	$ 29,666	$ 20,250	$ 13,538	$ 18,089	$ 5,389
Core diluted EPS	$ 2.63	$ 1.82	$ 0.91	$ 1.01	$ 0.30

Non-accrual Loans by State

Appendix B

	Virginia	West Virginia	North Carolina	Tennessee	Other	Total
			(In thousands)			
Construction -- commercial	$ 21	$ -	$ 448	$ -	$ -	$ 469
Land development	-	-	-	-	-	-
Other land loans	130	-	370	-	-	500
Commercial & Industrial	44	630	3,571	132	-	4,377
Multi-family residential	-	-	1,624	-	-	1,624
Non-farm, non-residential	575	627	2,022	1,483	-	4,707
Agricultural	-	-	-	-	-	-
Farmland	-	-	-	-	-	-
Home equity lines	154	46	641	48	-	889
Family residential mortgage	255	1,127	2,468	1,091	-	4,941
Owner-occupied construction	117	-	10	-	-	127
Consumer	16	22	32	-	-	70
Total	**$ 1,312**	**$ 2,452**	**$ 11,186**	**$ 2,754**	**$ -**	**$ 17,704**

Contact Information

First Community Bancshares, Inc.

First Community Bancshares, Inc.

NASDAQ: FCBC

One Community Place

Bluefield, VA 24605

For More Information Contact:

David D. Brown

Chief Financial Officer

First Community Bancshares, Inc.

(276) 326-9000